Exhibit 99.1


                                                     Frontier Communications
                                                           3 High Ridge Park
                                                          Stamford, CT 06905
                                                                203.614.5600
                                                            www.frontier.com

FOR IMMEDIATE RELEASE

Contact:
David Whitehouse
203-614-5708



    Frontier Communications to Release Second Quarter Results and Host Call

STAMFORD,  Conn., June 17, 2009 -- Frontier  Communications  Corporation  (NYSE:
FTR) plans to release second-quarter 2009 results on Tuesday, August 4, 2009 before the market opens and to host a conference call that day at 9:00 A.M. eastern time.

The conference call will be Webcast and may be accessed (live and replay) at:

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http://phx.corporate-ir.net/phoenix.zhtml?p=irol-eventDetails&c=66508&eventID=2275474
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A telephonic  replay of the conference  call will be available from noon Eastern time, Tuesday,  August 4 2009 through midnight  Wednesday,  August 12, 2009, via dial-in at 1-888-203-1112 for U.S. and Canadian callers or, outside the U.S. and
Canada, at  1-719-457-0820,  passcode 9451426. A Webcast replay of the call will be available at the above Website until noon Eastern time, September 7, 2009.


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